                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2003



                            LENNOX INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          Delaware                      001-15149               42-0991521
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


             2140 Lake Park Blvd.
               Richardson, Texas                        75080
   (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (972) 497-5000

Item 9.   Regulation FD Disclosure.

         The following information is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities Exchange Commission Release No. 33-8216. On April 22, 2003, Lennox International Inc. (the "Company") issued a press release announcing its financial results for the first quarter of 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LENNOX INTERNATIONAL INC.


Date: April 22, 2003                  By: /s/ Richard A. Smith
                                          -----------------------------------
                                          Name: Richard A. Smith
                                          Title: Executive Vice President and
                                                 Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------
 99.1     --    Press release dated April 22, 2003 issued by Lennox International Inc.